CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT #16 TO MASTER SERVICES AGREEMENT

THIS AMENDMENT No. 16 (the “Amendment”) to Master Services Agreement is entered into May 15, 2013 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

WHEREAS, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

WHEREAS, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to reduced the amounts paid by Row 44 for currently purchased capacity for North American satellites and to cover the provision and purchase of the additional satellite capacity herein described as well as certain ancillary services.
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NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.        CURRENT NORTH AMERICAN CAPACITY

The table below sets forth the amount of the satellite capacity for the satellites below, along with the applicable price for the current North American capacity for the period between April 1, 2013 and December 31, 2014. The prices below amend and replace the pricing

Satellite	MHz	Price/MHz ***	Total Price/Mo. ***	Price/ MHz ***	Total Price/Mo. ***	Price/MHz ***	Total Price/Mo. ***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
Total/Month			***		***		***

The first invoice issued by HNS after the Amendment Effective Date shall reflect the above discounts commencing as of ***, and Row 44 shall receive a credit on such invoice for any amounts paid in excess of the foregoing amounts.

*** Confidential treatment requested.

2.        ADDITIONAL CAPACITY

Commencing April 15, 2013, the amount of satellite capacity to be provided by HNS on the *** will be *** by *** and then *** on *** by another *** for a new total of *** on this Satellite. In addition, commencing ***, the amount of satellite capacity to be provided by HNS on the *** satellite will also be *** by *** and then *** on *** by *** for a new total of *** on this Satellite. The price per MHz for this capacity is set forth in the table below.

Satellite	Intended Use for Capacity	Start Date End Date	B/W (MHz)	Price per MHz per month	Total Price per Month
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total ***					***

3.    CHANGE IN STATUS

The parties hereby acknowledge that the *** capacity to be provided on *** will be subject to a special preemption right as described below:

The additional capacity on *** of the *** Satellite ordered hereby will be subject to “Transponder Protected with Special Preemption Provision” as herein described. Consequently, this Transponder may be preempted to restore Transponders *** on the *** Satellite (or the *** satellite when the *** Satellite replaces the *** Satellite ) upon which service is provided by the satellite operator to a specific third party. Immediately upon notice from the satellite operator stating that said *** is being preempted, Customer shall cease transmitting to such Transponder. If Customer fails to vacate such Transponder immediately after being given such notice, the satellite operator may, without further notice, take appropriate action to vacate Customer’s signal.

In addition, HNS agrees that should another transponder on the *** Satellite become available during the period that the Special Preemption Provision remains in place, HNS will so notify Customer and will give the Customer the opportunity to move from *** to such alternative transponder on the *** Satellite.

4.    NOC OPERATIONS, MAINTENANCE AND ANCILLARY SERVICES

The NOC Operations and Maintenance charge associated with the current capacity in place as of *** shall be *** per month commencing ***. The NOC Operations and Maintenance charge associated with this *** capacity will be *** per month commencing ***.
Rack hosting and internet access charges of *** and *** will apply for any additional rack space or internet access associated with this capacity expansion.

*** Confidential treatment requested.

The first invoice issued by HNS after the Amendment Effective Date shall reflect the above discounts commencing as of ***, and Row 44 shall receive a credit on such invoice for any amounts paid in excess of the foregoing amounts.

5.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended, with the exception of any provisions dealing with exclusivity (which have been or are to be separately addressed in Amendment No. 14 to the Agreement), shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 16 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC            Row 44, Inc.

By:    /s/ Philip K. O’Brien                By:    /s/ John LaValle

Title:    Philip K. O’Brien                Title:    CEO

Date:        V.P. Legal, 5/16/13            Date:        15 May ‘13__________

*** Confidential treatment requested.